UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):          August 24, 2005
RENAL CARE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27640	62-1622383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2525 West End Avenue
Suite 600
Nashville, TN 37203
(Address of Principal Executive Offices, including Zip Code)
(615) 345-5500
(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 24, 2005, Renal Care Group, Inc. (the “Company”) issued a press release announcing that its shareholders voted to adopt the agreement under which Fresenius Medical Care AG will acquire the Company for $48.00 per share of common stock. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     Exhibit 99.1 Press Release, dated August 24, 2005, announcing that its shareholders voted to adopt the agreement under which Fresenius Medical Care AG will acquire the Company for $48.00 per share of common stock.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAL CARE GROUP, INC.
By:	/s/ David M. Dill
David M. Dill
Executive Vice President and Chief Financial Officer

Dated: August 24, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated August 24, 2005, announcing that its shareholders voted to adopt the agreement under which Fresenius Medical Care AG will acquire the Company for $48.00 per share of common stock